                                                                    Exhibit 25.1

================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               ---------------
                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

  Check if an Application to Determine Eligibility of a Trustee Pursuant to
                           Section 305(b)(2) [   ]

                             SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)

              GEORGIA BANKING CORPORATION                                     58-0466330
     (Jurisdiction of incorporation or organization             (I.R.S. Employer Identification No.)
              if not a U.S. national bank)

                  25 PARK PLACE, N.E.
                    ATLANTA, GEORGIA                                            30303
        (Address of principal executive offices)                              (Zip code)

                                 BRYAN ECHOLS
                            SUNTRUST BANK, ATLANTA
                               58 EDGEWOOD AVE.
                                   ROOM 400
                           ATLANTA, GEORGIA  30303
                                (404) 588-7813
                 (Name, address and telephone number of agent
                                 for service)

                               ---------------
                          POST APARTMENT HOMES, L.P.
             (Exact name of obligor as specified in its charter)

                        GEORGIA                                               58-2053632
(State or other jurisdiction of incorporation or organization)   (I.R.S. Employee Identification No.)

              3350 CUMBERLAND CIRCLE, N.W.
                       SUITE 2200
                    ATLANTA, GEORGIA                                            30339
        (Address of principal executive offices)                              (Zip Code)

                               ---------------
                             SENIOR DEBT SECURITIES
                      (Title of the indenture securities)




================================================================================

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE --

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Department of Banking and Finance,
         State of Georgia,
         Atlanta, Georgia

         Federal Reserve Bank of Atlanta
         104 Marietta Street, N.W.
         Atlanta, Georgia

         Federal Deposit Insurance Corporation
         Washington, D.C.

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.



         No responses are included for Items 3 through 12. Responses to those Items are not required because as provided in Item 13, the obligor is not in default.



ITEM 13.  DEFAULTS BY THE OBLIGOR.

         (c) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not and has not been any such default.

         (d) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been any such default.



         No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in Item 13, the obligor is not in default.

ITEM 16.  LIST OF EXHIBITS.

         The additional exhibits listed below are filed herewith. Exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number
- -------

1      -    A copy of the Articles of Amendment and Restated Articles of
            Incorporation of the trustee as now in effect.  (Exhibit 1 to Form
            T-1, Registration No. 33-63523).

2      -    A copy of the certificate of authority of the trustee to commence business.  (Included in Exhibit 1 to Form T-1, Registration No.
            33-63523).

3      -    A copy of the authorization of the trustee to exercise trust powers.  (Included in Exhibit 1 to Form T-1, Registration No.
            33-63523).

4      -    Bylaws of the Trustee.  (Exhibit 4 to Form T-1, Registration No.
            33-49283).

5      -    Not applicable.

6      -    Consent of the trustee required by Section 321(b) of the Trust
            Indenture Act of 1939, as amended.

7      -    Latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 1996.

8      -    Not applicable.

9      -    Not applicable.



                                      NOTE

              In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor or the underwriters and the trustee disclaims responsibility for the accuracy and completeness of such information.

                                   SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, SunTrust Bank, Atlanta, a corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 12th day of July, 1996.


                                          SUNTRUST BANK, ATLANTA



                                          By   Thomas J. Donaldson
                                             ---------------------------
                                               Thomas J. Donaldson
                                               Group Vice President


                                          By:     Bryan Echols
                                             ---------------------------
                                               Bryan Echols
                                               Vice President

                                                                 Sequentially
Exhibit                                                            Numbered
Number                  Description                                  Page
- ------                  -----------                              ------------

1      -    A copy of the Articles of Amendment and Restated Articles of
            Incorporation of the trustee as now in effect.  (Exhibit 1 to Form
            T-1, Registration No. 33-63523).

2      -    A copy of the certificate of authority of the trustee to commence business.  (Included in Exhibit 1 to Form T-1, Registration No.
            33-63523).

3      -    A copy of the authorization of the trustee to exercise trust powers.  (Included in Exhibit 1 to Form T-1, Registration No.
            33-63523).

4      -    Bylaws of the Trustee.  (Included in Exhibit 4 to Form T-1,
            Registration No. 33-49283).

5      -    Not applicable.

6      -    Consent of the Trustee required by Section 321(b) of the Trust
            Indenture Act of 1939, as amended.

7      -    Latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 1996.

8      -    Not applicable.

9      -    Not applicable.

                                                                       EXHIBIT 6


                               CONSENT OF TRUSTEE


              Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Senior Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                           SUNTRUST BANK, ATLANTA



                                           By:    Thomas J. Donaldson
                                              ---------------------------
                                                Thomas J. Donaldson
                                                Group Vice President



                                           By:     Bryan Echols
                                              ---------------------------
                                                Bryan Echols
                                                Vice President


Dated:  July 12, 1996

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                             SUNTRUST BANK, ATLANTA
                         (FORMERLY TRUST COMPANY BANK)

of Atlanta, Georgia and Foreign and Domestic subsidiaries, at the close of business, March 31, 1996, a state banking institution organized and operating under the banking laws of this state and a member of the Federal Reserve System. Published in accordance with a call made by the State Banking Authorities.

ASSETS                                                                                                     DOLLAR AMOUNTS
                                                                                                             IN THOUSANDS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin . . . . . . . . . . . . . . . . . . . . . . . . . .  $826,297
         Interest-bearing balances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,037
Securities:
         Held-to-maturity securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
         Available-for-sale securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,581,557
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
         Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 414,050
         Securities purchased under agreements to resell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
Loans and lease financing receivables:
         Loans and leases, net of unearned income . . . . . . . 7,576,524
         LESS:  Allowance for loan and lease losses . . . . . . . 130,038
         LESS:  Allocated transfer risk reserve . . . . . . . . . . . . 0
         Loans and leases, net of unearned income, allowance, and reserve . . . . . . . . . . . . . . . . . . . 7,446,486
Assets held in trading accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10,123
Premises and fixed assets (including capitalized leases)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87,702
Other real estate owned . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,680
Investments in unconsolidated subsidiaries and associated companies . . . . . . . . . . . . . . . . . . . . . . .  12,664
Customers' liability to this bank on acceptances outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . 326,276
Intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20,611
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     139,954
                                                                                                              -----------
Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $11,873,437
                                                                                                              ===========

LIABILITIES
Deposits:
In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5,879,130
         Noninterest-bearing  . . . . . . . . . . . . . . . . . 2,025,404
         Interest-bearing . . . . . . . . . . . . . . . . . . . 3,853,726
In foreign offices, Edge and Agreements subsidiaries and IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . 811,990
         Noninterest-bearing  . . . . . . . . . . . . . . . . . . . . . 0
         Interest-bearing . . . . . . . . . . . . . . . . . . . . 811,990
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
         Federal funds purchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,223,689
         Securities sold under agreements to repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46,654
Demand Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
Trading Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
Other borrowed money
         With a remaining maturity of one year or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49,626
         With a remaining maturity of more than one year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,497
Mortgage indebtedness and obligations under capitalized leases  . . . . . . . . . . . . . . . . . . . . . . . . . . 2,344
Bank's liability on acceptances executed and outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 326,276
Subordinated notes and debentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75,000
Other Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     787,623
                                                                                                              -----------
Total Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $10,204,886
                                                                                                              ===========

Limited-Life preferred stock and related surplus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0

EQUITY CAPITAL
Perpetual preferred stock and related surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
Common stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21,600
Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 513,406
Undivided profits and capital reserves  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 492,362
Net unrealized holding gains (losses) on available-for-sale securities  . . . . . . . . . . . . . . . . . . . . . 641,183
Cumulative foreign currency translation adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
Total equity capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,668,551
                                                                                                              -----------
Total liabilities, limited-life preferred stock and equity capital  . . . . . . . . . . . . . . . . . . . . . $11,873,437
                                                                                                              ===========

I, Russell L. Hunter, Senior Vice President of the above named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the State Banking Authority and is true to the best of my knowledge and belief.

                                        Russell L. Hunter

We, the undersigned directors, attest to the correctness of this report of condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the official instructions by the Board of Governors of the Federal Reserve System and the State Banking Authority and is true and correct.

                                        Robert R. Long
                                        R. W. Courts II
                                        A. D. Correll